UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2007

                        SECURITY FEDERAL CORPORATION
           (Exact name of registrant as specified in its charter)

    South Carolina                  0-16120                 57-0858504
-----------------------------   ----------------      ------------------
 (State or other jurisdiction    (Commission              (IRS Employer
 of incorporation)               File Number)         Identification No.)

238 Richland Avenue West, Aiken, South Carolina               29801
------------------------------------------------      ------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number (including area code):  (803) 641-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On October 22, 2007, Security Federal Corporation issued its earnings release for the fourth quarter and the quarter ended September 30, 2007. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

       (c)    Exhibits

       99.1   Press Release of Security Federal Corporation dated October 22,
              2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     SECURITY FEDERAL CORPORATION


Date: October 22, 2007               By: /s/Roy G. Lindburg
                                         -------------------------------------
                                         Roy G. Lindburg
                                         Treasurer and Chief Financial Officer



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                                   Exhibit 99.1

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                                 News Release


                SECURITY FEDERAL CORPORATION ANNOUNCES INCREASE IN
                            SECOND QUARTER EARNINGS

Aiken, South Carolina (October 22, 2007) - Security Federal Corporation ("Company") (OTCBB:SFDL.OB), the holding company of Security Federal Bank, today announced earnings for the second quarter of its fiscal year ending March 31, 2008. The Company reported net income of $1.1 million or $0.43 per share (basic) for the three months ending September 30, 2007, a 9.79% increase from net income of $1.0 million or $0.39 per share (basic) for the three months ended September 30, 2006. For the six months ending September 30, 2007, net income was $2.2 million or $0.85 per share (basic) an 8.50% increase from $2.0 million or $0.80 per share (basic) for the six months ended September 30, 2006. The increases in earnings for the quarter and six month period are primarily a result of increases in net interest income in both periods.

Total assets at September 30, 2007 were $799.5 million compared to $738.1 million at March 31, 2007, an increase of $61.4 million or 8.32% for the six-month period. Net loans receivable increased $51.1 million or 11.72% to $487.1 million at September 30, 2007 from $436.0 million at March 31, 2007. Total deposits increased $31.9 million or 6.08% to $555.6 million at September 30, 2007 compared to $523.7 million at March 31, 2007. Federal Home Loan Bank advances, other borrowings, and junior subordinated debentures increased $26.9 million or 16.20% to $193.2 million at September 30, 2007 from $166.3 million at March 31, 2007.

Security Federal Bank has eleven full service branch locations in Aiken, Clearwater, Graniteville, Langley, Lexington, North Augusta, Wagener, and West Columbia, South Carolina. The Bank anticipates opening branches in Evans, Georgia and downtown Columbia, South Carolina during the December 2007 quarter. Additional financial services are provided by three of the Bank's wholly owned subsidiaries, Security Federal Insurance, Inc., Security Federal Investments, Inc., and Security Federal Trust, Inc.

For additional information contact Roy Lindburg, Chief Financial Officer, at
(803) 641-3070



Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are

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based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial business and commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technology factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2007. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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                         SECURITY FEDERAL CORPORATION
                       UNAUDITED CONSOLIDATED FINANCIAL
                                  HIGHLIGHTS

                         INCOME STATEMENT HIGHLIGHTS

                 (In Thousands, except for Earnings per Share)


                                       Quarter Ended         Six Months Ended
                                       September 30,           September 30,
                                     2007        2006        2007         2006
                                 ----------------------   --------------------
Total interest income             $12,647     $10,283     $24,553      $19,908

Total interest expense              7,487       5,744      14,416       10,959
                                 ----------------------   --------------------
Net interest income                 5,160       4,539      10,137        8,949

Provision for loan losses             150         150         300          300
                                 ----------------------   --------------------

Net interest income after
 provision for loan losses          5,010       4,389       9,837        8,649

Non-interest income                 1,049         913       2,110        1,665

Non-interest expense                4,381       3,729       8,632        7,173
                                 ----------------------   --------------------

Income before income taxes          1,678       1,573       3,315        3,141

Provision for income taxes            550         546       1,091        1,092
                                 ----------------------   --------------------
Net income                         $1,128      $1,027      $2,224       $2,049
                                 ======================   ====================
Earnings per share                  $0.43       $0.39       $0.85        $0.80
                                 ======================   ====================

                                BALANCE SHEET HIGHLIGHTS

                     (In Thousands, except for Book Value per Share)

                             September 30,     March 31,
                                  2007           2007
                             ----------------------------
Total assets                     $799,542      $738,110

Cash and cash equivalents          11,815        13,438

Total loans receivable, net       487,145       436,038

Investment and mortgage-
 backed securities                254,579       249,905

Deposits                          555,599       523,738

Borrowings                        193,231       166,292

Shareholders' equity               44,502        42,693

Book value per share               $17.15        $16.36



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